Exhibit 10.7

FIRST AMENDMENT TO EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT (this "Amendment") is made and entered into as of July 18, 2016 by and between Mitchell S. Steiner, M.D. (the "Executive"), and THE FEMALE HEALTH COMPANY, a Wisconsin corporation (the "Company").

RECITALS

The Company and Executive are parties to that certain Employment Agreement dated as of April 5, 2016 (the "Existing Agreement").  Capitalized terms used herein without definition shall have the respective meanings ascribed thereto in the Existing Agreement.

In accordance with Section 16 of the Existing Agreement, the undersigned desire to amend the Existing Agreement as set forth in this Amendment.

AGREEMENTS

In consideration of the foregoing recitals and the mutual representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties agree as follows:

1. Sections 1 and 8 of the Existing Agreement are amended by replacing the term "Mergers" with "APP Merger" in each and every place where such term appears.
2. No Other Changes. Except as expressly provided herein, the Existing Agreement shall remain unchanged and in full force and effect.

3. Counterparts.  This Amendment may be executed in two or more counterparts, all of which shall be considered originals of one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties hereto and delivered to the other parties.  Signatures delivered by facsimile or by e-mail in portable document format (PDF) shall be binding for all purposes hereof.

[Signature page follows.]

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment to Employment Agreement as of the date first above written.

THE FEMALE HEALTH COMPANY

By /s/ O.B. Parrish Name: O.B. Parrish Title: Chairman and Chief Executive Officer

EXECUTIVE
Signature: /s/ Mitchell S. Steiner Print Name: Mitchell S. Steiner, M.D.

[Signature Page to First Amendment to Employment Agreement]